Dreyfus BASIC Municipal Bond Portfolio

ANNUAL REPORT August 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                     Dreyfus BASIC Municipal Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Bond Portfolio, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.

Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Municipal Bond Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 14, 1999




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Municipal Bond Portfolio perform over the period?

The portfolio produced a -1.63% total return over the 12-month period ended August 31, 1999(1) , which was the same as the total return of the Lipper Municipal Debt Funds category average.(2) The portfolio's record of relative performance was mainly affected by its security selection strategy, which emphasized deep-discount bonds. While deep-discount bonds often perform better than other types of municipal bonds when markets are rising, they may also tend to underperform in declining markets.

What is the portfolio's investment approach?

Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. To achieve this objective, we conduct rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time. This may be especially true for bonds that do not currently meet institutions' "de minimus" requirements -- which govern institutions' ability to earn tax-exempt income -- but that we expect to do so in the future.

Second, for the remainder of the portfolio, we look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for The Portfoli


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

The portfolio was affected by changing interest rates over the past year. When the reporting period began on September 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis, which had spread from Asia to Russia and was threatening Latin America. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth.

The Federal Reserve's strategy apparently was effective. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second quarter, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. This change in monetary policy -- and the increased attractiveness of taxable bonds with higher yields -- caused municipal bond prices to fall in July and August.

In addition, because of strong economic conditions throughout the country, municipalities have had less need to borrow. Yet, demand has remained high from individual and institutional investors seeking to reduce their income tax liabilities. This imbalance between supply and demand constrained the rise of municipal bond yields relative to the yields of taxable bonds. As a result, the municipal bond market generally outperformed the U.S. Treasury securities market over the first eight months of 1999.


What is the portfolio's current strategy?

We have continued to search for bonds with attractive structures in the national municipal bond market. We have found such values, in our opinion, in "de minimus" bonds in the 15- to 20-year maturity range that are selling at a discount to their face values and that cannot be redeemed by their issuers any time soon. These bonds typically sell at lower prices because they may be temporarily out-of-favor among institutional investors. While discount bonds have the potential to appreciate faster than other municipal bonds in rising markets, their prices also tend to fall faster in declining markets, as we experienced toward the end of the reporting period.

In addition, we have continued to focus on high-quality issuers. Although the differences in yields between the highest quality bonds and lower quality bonds have widened from very narrow levels recently, we currently see little reason to assume the added credit risk lower rated bonds entail.

September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                  The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Municipal
Bond Portfolio and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/99

                                                                                                                   Inception

                                                                         1 Year                5 Years              (5/6/94)
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                  -1.63%               6.63%                  7.03%

((+))  SOURCE: LEHMAN BROTHERS.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC MUNICIPAL BOND PORTFOLIO ON 5/6/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/6/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE TAX EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

$14,356

Dreyfus BASIC Municipal Bond Portfolio

$14,000

Lehman Brothers Municipal Bond Index((+)




(STATEMENT OF INVESTMENTS

August 31, 1999

STATEMENT OF INVESTMENTS CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                       Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.3%

Alabama Private Colleges and Universities
  Facilities Authority, Revenue
  (Tuskegee University Project)

   5.75%, 9/1/2026                                                                            2,400,000    2,334,312

Alabama Water Pollution Control Authority,
   Revolving Fund Loan

   6.25%, 8/15/2014 (Insured; AMBAC)                                                            750,000      774,698

ARIZONA--.8%

Tempe, GO 4%, 7/1/2016                                                                        2,500,000    2,037,850

CALIFORNIA--8.1%

California Community College Financing Authority, LR

   4.625%, 10/1/2019 (Insured; MBIA)                                                          4,000,000    3,495,920

California Public Works Board, LR
   California Community College)

   5.625%, 3/1/2019 (Insured; AMBAC)                                                          1,500,000    1,508,040

Culver City Redevelopment Finance Authority,
   Revenue 4.60%, 11/1/2020 (Insured; AMBAC)                                                  3,500,000    3,024,070

Kings River Conservation District, Pine Flat Power Revenue

   4.75%, 1/1/2020                                                                            5,250,000    4,622,048

Los Angeles County, COP
   (Disney Parking Referendum Project)

   4.75%, 3/1/2023 (Insured; AMBAC)                                                           2,000,000    1,749,800

Los Angeles Harbor Department, Revenue
   5.375%, 11/1/2023                                                                          1,000,000      945,660

Saddleback Valley, Unified School District Public Financing
   Authority, Special Tax Revenue

   5.65%, 9/1/2017 (Insured; FSA)                                                             1,000,000    1,012,510

San Mateo County, JT Powers Authority, LR

   4.75%, 7/15/2023                                                                           2,000,000    1,747,780

Walnut Valley, Unified School District
   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000    1,931,987

COLORADO--3.0%

Colorado Springs, Utility Revenue 6.75%, 11/15/2021    500,000  533,025

Denver City and County, Airport Revenue

   7%, 11/15/2025                                                                               820,000     851,767

Jefferson County, Open Space Sales Tax Revenue

   4.625%, 11/01/2016                                                                         6,900,000   6,114,849

FLORIDA--9.6%

Bay County, Sales Tax Revenue
   4.75%, 9/1/2023 (Insured; FSA)                                                             3,160,000   2,749,548

                                                                                           The Portfolio


CONTINUED)

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS                                                                    Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida State Board of Education Capital Outlay (Public Education):

   4.50%, 6/1/2018 (Insured; MBIA)                                                            1,250,000  1,073,963

   4.50%, 6/1/2020 (Insured; MBIA)                                                            7,625,000  6,449,378

   4.50%, 6/1/2021                                                                            3,000,000  2,513,100

   4.50%, 6/1/2022 (Insured; FSA)                                                             5,810,000  4,852,280

   4.75%, 6/1/2023 (Insured; MBIA)                                                            3,000,000  2,584,230

Florida State Municipal Loan Council Revenue
   4.75%, 4/1/2019 (Insured; MBIA).                                                           3,990,000  3,556,846

Palm Beach County, Solid Waste IDR
   (Osceola Power Limited Partnership)

   6.85%, 1/1/2014 )                                                                            200,00(a)  124,000

GEORGIA--3.0%

Georgia Housing and Finance Authority, SFMR

   5.85%, 12/1/2028                                                                           4,475,000  4,437,365

Municipal Electric Authority of Georgia (Project One)
   4.50%, 1/1/2019 (Insured; MBIA)                                                            3,650,000  3,089,324

HAWAII--.8%

Hawaii, Department of Budget and Finance,
  Special Purpose Revenue (Hawaiian Electric Co.)

   5.65%, 10/1/2027 (Insured; MBIA)                                                           2,000,000  1,936,220

ILLINOIS--.8%

Cicero, GO 6.50%, 12/1/2014 (Insured; MBIA)
   (Prerefunded 12/1/2004)                                                                      500,000(b  554,790

Illinois Development Finance Authority, Revenue
   (Steppenwolf Theatre Company) 5.50%, 10/1/2028                                             1,500,000  1,404,150

KANSAS--.8%

Johnson County Union School District No 512 (Shawnee Mission)
   4.50%, 10/1/2019                                                                           2,370,000  2,003,432

KENTUCKY--1.0%

Jefferson County, PCR (Louisville Gas and Electric Co. Project)
   5.625%, 8/15/2019                                                                          1,300,000  1,301,911

Trimble County, PCR (Louisville Gas and Electric Co.)
   7.625%, 11/1/2020                                                                          1,000,000  1,049,570

LOUISIANA--1.2%

Louisiana Stadium and Expo District,
   Hotel Occupancy Tax and Stadium Revenue
   4.75%, 7/1/2021 (Insured; FGIC)                                                            2,850,000  2,464,481

West Feliciana Parish, PCR (Gulf States Utilities Co. Project)
   8%, 12/1/2024                                                                                500,000    513,530



                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

MAINE--3.2%

Maine Health and Higher Educational Facilities Authority, Revenue
   4.625%, 7/1/2015 (Insured; MBIA)                                                           4,370,000  3,909,227

Maine State Turnpike Authority, Special Obligation
   5%, 7/1/2018 (Insured; MBIA)                                                               4,265,000  3,962,185

MARYLAND--1.3%

Maryland State Health and Higher Educational
  Facilities Authority, Revenue

   (Doctors Community Hospital) 5.50%, 7/1/2024                                               3,500,000  3,126,375

MASSACHUSETTS--1.9%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,840,000  2,316,020

Massachusetts Health and Educational
   Facilities Authority, Revenue
   (Mt. Auburn Hospital Issue)
   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000    778,785

Massachusetts Housing Finance Agency,
   SFHR 7.125%, 6/1/2025                                                                        480,000    501,226

Massachusetts Industrial Finance Agency, Health Care
   Facility Revenue (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000  1,023,610

MICHIGAN--4.8%

Hazel Park Building Authority (Ice Arena)
   4.625%, 4/1/2019 (Insured; AMBAC)                                                          1,600,000  1,384,960

Kalamazoo Hospital Finance Authority, Hospital Facility Revenue

   (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)                                   1,000,000  1,088,240

Lowell Area Schools, Zero Coupon, 5/1/2016 (Insured; FGIC)                                    1,675,000    656,449

Michigan Building Authority, Revenue (Facilities Program)
   4.75%, 10/15/2021                                                                          5,355,000  4,667,900

Michigan Municipal Bond Authority
   (Local Government Loan Program)
   6.125%, 12/1/2018 (Insured; FGIC)                                                            750,000    776,505

Plymouth-Canton Community School District:

   4.75%, 5/1/2021                                                                            1,365,000  1,185,584

   4.75%, 5/1/2023 (Insured; FSA)                                                             2,320,000  1,996,360

MINNESOTA--.1%

Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022                                          225,000    235,033

MISSISSIPPI--1.8%

Mississippi (Capital Improvements)
   4.50%, 11/1/2017 (Insured; FGIC)                                                           5,000,000  4,313,500

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

MISSOURI--3.9%

Cape Girardeau County Industrial Development Authority, MFHR

   (Cape La Croix) 6.40%, 6/20/2031                                                           1,245,000  1,305,420

Missouri Housing Development Commission,
   SFMR (Homeowner Loan)
   5.90%, 9/1/2028                                                                            4,745,000  4,785,997

Missouri State Environmental Improvement and Energy
   Resource Authority, Water Pollution Control Revenue
   (State Revolving Funds Program) 4.50%, 1/1/2017                                            3,965,000  3,427,386

MONTANA--.4%

Billings, MFHR (West Park Village) 5.55%, 12/1/2032                                           1,000,000    967,530

NEVADA--.1%

Clark County IDR (Nevada Power Co. Project)
   7.20%, 10/1/2022                                                                             250,000    266,520

NEW HAMPSHIRE--2.2%

New Hampshire Higher Educational and
   Health Facilities Authority, HR:
      (Androscoggin Valley Hospital) 5.75%, 11/1/2017                                         1,525,000  1,462,689

      (Mary Hitchcock Memorial Hospital)
         5.75%, 8/15/2023 (Insured; FGIC)                                                     3,850,000  3,764,222

New Hampshire Housing Finance Authority
   6.85%, 7/1/2014                                                                              235,000    244,969

NEW JERSEY--3.6%

New Jersey GO, 4.75%, 8/1/2015                                                                6,000,000  5,541,540

New Jersey Housing and Mortgage Finance Agency,
  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              500,000    529,370

New Jersey Transportation Trust Fund Authority

   (Transportation System) 4.50%, 6/15/2019 (Insured; FSA)                                    1,965,000  1,690,332

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                            1,000,000  1,101,070

NEW MEXICO--1.1%

New Mexico Mortgage Finance Authority, MFHR
   (Rio Volcan II Apartments Project) 5.65%, 7/1/2018                                         2,800,000  2,793,336

NEW YORK--1.4%

Long Island Power Authority, Electric System General Revenue

   4.625%, 4/1/2016 (Insured; MBIA)                                                           3,395,000  2,996,699

New York City Industrial Development Agency,
   Special Facility Revenue
   (American Airlines Inc., Project) 6.90%, 8/1/2024                                            500,000    525,280



                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--1.6%

Charlotte-Mecklenberg Hospital Authority,
  Health Care System Revenue

   5.875%, 1/15/2026                                                                          1,400,000  1,392,454

North Carolina Eastern Municipal Power Agency,
   Power System Revenue

   7%, 1/1/2008                                                                                 250,000    268,723

North Carolina State (Capital Improvement)
   4.75%, 2/1/2013                                                                            2,500,000  2,372,500

NORTH DAKOTA--1.4%

North Dakota State Municipal Bond Bank
   (State Revolving Fund Program) 4.625%, 10/1/2019                                           3,920,000  3,365,085

OHIO--3.6%

Franklin County, Hospital Revenue, Refunding and
   Improvement (Children's Hospital Project)
   5.75%, 11/1/2020                                                                           2,000,000  1,979,300

Hamilton County, Hospital Facilities Revenue
   (Bethesda Hospital) 6.25%, 1/1/2012                                                        1,000,000  1,045,670

Kent City, School District 5.75%, 12/1/2021 (Insured; FGIC)                                   1,500,000  1,514,310

Lorain, Hospital Improvement Revenue
   (Lakeland Community Hospital, Inc.)
   6.50%, 11/15/2012                                                                          1,000,000  1,090,570

Lucas County, HR 5.45%, 8/15/2014 (Insured; MBIA)                                             2,500,000  2,473,500

Ohio Building Authority
   (State Facilities-Juvenile Correctional Projects)
   6.60%, 10/1/2014 (Insured; AMBAC)
   (Prerefunded 10/1/2004)                                                                      750,000(b) 834,413

OKLAHOMA--2.4%

Norman Regional Hospital Authority,
   HR 5.625%, 9/1/2016 (Insured; MBIA)                                                        1,020,000  1,016,685

Pottawatomie County Development Authority,
   Water Revenue (North Deer Creek Reservoir):
   5.80%, 7/1/2015 (Insured; AMBAC)                                                           1,800,000  1,825,128

   5.90%, 7/1/2026 (Insured; AMBAC)                                                           3,150,000  3,190,730

OREGON--.4%

Oregon Housing and Community Services Department,
   SFMR (Mortgage Program)
   6.45%, 7/1/2026                                                                              955,000    991,710

                                                                                           The Portfolio

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--15.6%

Allegheny County Hospital Development Authority, Revenue:

   (Health System--Catholic Health East)
      4.875%, 11/15/2015 (Insured; AMBAC)                                                       950,000    857,936

   (Health System--University of Pennsylvania Medical Center)
      4.75%, 12/15/2016 (Insured; AMBAC).                                                     6,000,000  5,308,500

Bucks County Technical School Authority, School Revenue

   5.375%, 8/15/2015 (Insured; AMBAC)                                                         1,000,000    988,370

Bulter Area School District 4.75%, 10/1/2022                                                  1,000,000    864,440

Delaware County, Pennsylvania Authority
   Health Systems Revenue

   (Catholic Health East) 4.875%, 11/15/2015 (Insured; AMBAC)                                 1,550,000  1,402,812

Dauphin County General Authority, Office and
   Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000  1,890,580

Harrisburg Authority, Office and Packaging Revenue
   6%, 5/1/2019                                                                               1,000,000    956,580

North Wales Water Authorty, Revenue
   5.60%, 11/1/2016 (Insured; FGIC)                                                           1,000,000  1,002,340

Northhampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                            250,000    265,183

Pennsylvania, COP 5%, 7/1/2015 (Insured; AMBAC)                                               4,970,000  4,607,488

Pennsylvania Economic Development Financing Authority

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000  3,068,250

Pennsylvania Housing Finance Agency,
   Single Family Mortgage 6.75%, 4/1/2016                                                     2,700,000  2,789,370

Pennsylvania Industrial Development Authority,
   EDR 5.50%, 1/1/2014 (Insured; AMBAC)                                                       1,000,000    998,440

Philadelphia Hospitals and Higher Education
   Facilities Authority, HR

   (Temple University Hospital) 6.625%, 11/15/2023                                            8,225,000  8,444,361

Philadelphia, Water and Wastewater Revenue,
   5.75%, 6/15/2013 (Insured; MBIA)                                                           1,405,000  1,437,793

Potter County Hospital Authority, Revenue
   (Charles Cole Memorial Hospital) 5.95%, 8/1/2016                                           1,200,000  1,216,068

Washington County Industrial Development Authority,
   PCR (West Penn Power Co.)
   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000  2,603,825

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.
   (Homeownership Opportunity)
   6.50%, 4/1/2027                                                                              200,000    206,964


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------


SOUTH CAROLINA--1.8%

Greenville Hospital System, Hospital Facilities Revenue
   5.50%, 5/1/2016                                                                            2,000,000  1,941,460

Pickens and Richland Counties, Hospital Facilities Revenue
   (Baptist Hospital)
   5.75%, 8/1/2021 (Insured; AMBAC)                                                           2,645,000  2,620,481

TENNESSEE--1.0%

Maury County Industrial Development Board,
  PCR (Saturn Corp. Project)

   6.50%, 9/1/2024 (Guaranteed; General Motors Corp.)                                         1,000,000  1,052,120

Sullivan County Industrial Board, Revenue 6.35%, 7/20/2027                                    1,000,000  1,044,710

Tennessee Housing Development Agency,
   Mortgage Finance 6.90%, 7/1/2025                                                             250,000    261,013

TEXAS--9.3%

Alliance Airport Authority, Special Facilities Revenue

   (American Airlines Inc., Project) 7.50%, 12/1/2029                                           500,000    523,715

Brazos River Authority, Revenue

   (Houston Industries Inc., Project) 5.125%, 5/1/2019                                        1,750,000  1,621,060

Cinco Texas Municipal Utilities District No. 1 Contract, Revenue

   5.35%, 12/1/2022 (Insured; FSA)                                                            2,845,000(c)2,717,686

Crosby Independent School District, Zero Coupon, 2/15/2017                                    1,655,000    607,981

Frisco Independent School District 4.625%, 8/15/2022                                          3,745,000  3,173,588

Irving Independent School District 5%, 2/15/2021                                              1,800,000  1,635,768

Lower Colorado River Authority, Revenue (Junior Lien)

   4.50%, 1/1/2017 (Insured; FSA)                                                             2,000,000  1,713,080

Mesquit Health Facilities Development

   (Christian Retirement Facility) 6.40%, 2/15/2020                                           1,500,000  1,519,455

Mesquite Independent School District:

   5.125%, 8/15/2018                                                                          2,510,000  2,361,985

   5.125%, 8/15/2019                                                                          2,640,000  2,471,119

Northside Independent School District 4.75%, 8/15/2024                                        4,000,000  3,433,160

Spring Independent School District 4.50%, 8/15/2020                                           1,365,000  1,140,430

VIRGINIA--.7%

Virginia Beach Development Authority,
  Health Care Facilities Revenue

   (Sentara Health System) 4.75%, 11/1/2021                                                   2,000,000  1,734,120

WASHINGTON--1.6%

King County, School District 5.375%, 12/1/2013                                                1,905,000  1,897,323

Seatac, Local Option Transportation, Tax Revenue:

   6.50%, 12/1/2013 (Insured; MBIA)
      (Prerefunded 12/1/2003)                                                                   455,000(b) 499,849

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000     48,985

                                                                                           The Portfolio


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Tacoma, Conservation Systems Project Revenue
  (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000  1,066,539

Washington, Public Power Supply System,
   Nuclear Project #2, Revenue

   6.25%, 7/1/2012                                                                              315,000    331,804

WEST VIRGINIA--1.1%

Braxton County, SWDR (Weyerhauser Co., Project)
   6.50%, 4/1/2025                                                                            1,000,000  1,055,249

Parkersburg, Waterworks and Sewer System Revenue
   5.80%, 9/1/2019 (Insured; FSA)                                                               500,000    506,464

Pleasants County, PCR (West Penn Power Co.)
   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000  1,046,169

WYOMING--.1%

Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024                                        200,000    208,969

U.S. RELATED--.6%

Commonwealth of Puerto Rico Highway and
  Transportation Authority, Highway Revenue

   5.50%, 7/1/2019                                                                            1,500,000  1,463,639

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $249,165,553)                                              240,634,752
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
---------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--.5%

Louisville & Jefferson County Regional Airport Authority, Special Facilities
Revenue, VRDN (UPS Worldwide Forwarding)

   3.20%                                                                                      1,300,000(d) 1,300,000

NEW YORK--.6%

New York City, VRDN 3.20%                                                                     1,500,000(d) 1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,800,000)                                                   2,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $251,965,553)                                                             98.6%  243,434,752

CASH AND RECEIVABLES (NET)                                                                         1.4%    3,425,865


NET ASSETS                                                                                       100.0%  246,860,617


Summary of Abbreviations

AMBAC           American Municipal Bond                                 MFHR          Multi-Family Housing

                    Assurance Corporation                                                Revenue

COP             Certificate of Participation                            PCR           Pollution Control Revenue
EDR             Economic Development Revenue                            RRR           Resources Recovey Revenue

FGIC            Financial Guaranty Insurance Company                    SFHR          Single Family Housing

FSA             Financial Security Assurance                                             Revenue

GO              General Obligation                                      SFMR          Single Family Mortgage
HR              Hospital Revenue                                                         Revenue

IDR             Industrial Development Revenue                          SWDR          Solid Waste Disposal Revenue
LR              Lease Revenue                                           VRDN          Variable Rate Demand Notes

MBIA            Municipal Bond Investors

                    Assurance Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              65.1

AA                               Aa                              AA                                               20.6

A                                A                               A                                                 3.7

BBB                              Baa                             BBB                                               7.5

BB                               Ba                              BB                                                 .2

F1                               MIG1/P1                         SP1/A1                                            1.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     1.7

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) PURCHASED ON A DELAYED DELIVERY BASIS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                  The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           251,965,553   243,434,752

Cash                                                                  2,034,625

Interest receivable                                                   3,455,157

Receivable for investment securities sold                             2,531,138

Prepaid expenses                                                         20,440

                                                                    251,476,112
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            74,553

Payable for investment securities purchased                           4,472,195

Payable for shares of Common Stock redeemed                              19,128

Accrued expenses                                                         49,619

                                                                      4,615,495
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      246,860,617
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     256,621,085

Accumulated net realized gain (loss) on investments                  (1,229,667)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            (8,530,801)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      246,860,617
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      19,017,815

NET ASSET VALUE, offering and redemption price per share ($)              12.98

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      11,958,734

EXPENSES:

Management fee--Note 3(a)                                             1,368,389

Shareholder servicing costs--Note 3(b)                                  227,512

Registration fees                                                        53,299

Custodian fees                                                           28,784

Professional fees                                                        22,649

Prospectus and shareholders' reports                                     12,660

Directors' fees and expenses--Note 3(c)                                   3,382

Loan commitment fees--Note 2                                                875

Miscellaneous                                                            26,211

TOTAL EXPENSES                                                        1,743,761

Less--reduction in management fee due to

   undertaking--Note 3(a)                                              (716,594)

NET EXPENSES                                                          1,027,167

INVESTMENT INCOME--NET                                               10,931,567
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (314,074)

Net unrealized appreciation (depreciation) on investments           (16,411,327)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (16,725,401)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (5,793,834)

SEE NOTES TO FINANCIAL STATEMENTS.

                                  The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                                   -----------------------------

                                                     1999                 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,931,567            7,568,270

Net realized gain (loss) on investments          (314,074)           1,820,159

Net unrealized appreciation (depreciation)
   on investments                             (16,411,327)           4,677,426

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,793,834)          14,065,855
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (10,931,567)          (7,599,764)

Net realized gain on investments              (2,472,375)          (1,850,141)

TOTAL DIVIDENDS                              (13,403,942)          (9,449,905)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                150,648,882          137,713,820

Dividends reinvested                           9,582,880            6,550,898

Cost of shares redeemed                      (84,130,784)         (73,191,748)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 76,100,978           71,072,970

TOTAL INCREASE (DECREASE) IN NET ASSETS       56,903,202           75,688,920
-------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                           189,957,415         114,268,495

END OF PERIOD                                 246,860,617         189,957,415
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    10,921,658           9,993,748

Shares issued for dividends reinvested            698,197             475,699

Shares redeemed                                (6,160,143)         (5,311,239)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,459,712           5,158,208

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                     Year Ended August 31,
                                                                 --------------------------------------------------------------

                                                                 1999        1998        1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            14.01       13.60       13.03          13.01         12.76


Investment Operations:

Investment income--net                                            .66         .69         .74            .73           .76

Net realized and unrealized

   gain (loss) on investments                                   (.86)         .60         .66            .06           .25

Total from Investment Operations                                (.20)        1.29        1.40            .79          1.01

Distributions:

Dividends from investment income--net                           (.66)        (.69)       (.74)          (.72)         (.76)

Dividends from net realized gain
   on investments                                               (.17)        (.19)       (.09)          (.05)           --

Total Distributions                                             (.83)        (.88)       (.83)          (.77)         (.76)

Net asset value, end of period                                  12.98       14.01       13.60          13.03         13.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (1.63)        9.78       11.03           6.17          8.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .45          .45         .26            .39           .20

Ratio of net investment income

   to average net assets                                         4.79        4.97        5.50           5.52          5.99

Decrease reflected in above expense ratios

   due to undertakings by the Manager                             .31         .36         .58            .52           .77

Portfolio Turnover Rate                                         87.54       43.39      101.27          59.23         58.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         246,861     189,957     114,268         56,449        42,913

SEE NOTES TO FINANCIAL STATEMENTS.

                                  The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio" ) is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to val ues from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $12,385 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $716,594 during the period ended August 31, 1999.

(b) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1999, the portfolio was charged $166,578 pursuant to the Shareholder Services Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 1999, the portfolio was charged $39,131 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $265,897,829, and $192,868,184, respectively.

At August 31, 1999, accumulated net unrealized depreciation on investments was $8,530,801, consisting of $1,413,116 gross unrealized appreciation and $9,943,917 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                  The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus BASIC Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

October 4, 1999



 IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby makes the following designations regarding its fiscal year ended August 31, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   --the portfolio hereby designates $.0838 per share as a long-term capital gain distribution of the $.1681 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                  The Portfolio

                                                           For More Information

                        Dreyfus BASIC Municipal Bond Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  125AR998